UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 22, 2024
ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07	Submission of Matters to a Vote of Security Holders

	We held our 2024 annual meeting of shareholders on May 22, 2024. The matters voted upon at the meeting and the results of such voting are set forth below.

	1. The individuals set forth below were elected to the Board of Directors of the Company by a majority of the votes cast to serve one-year terms expiring at the later of our annual meeting of shareholders in 2025 or upon a successor being elected and qualified, as follows:

	Director	Votes For	Votes Against	Abstain	Broker Non-Votes

	Brian L. Derksen	396,910,005	11,105,070	1,640,077	95,632,045
	Julie H. Edwards	389,085,306	19,387,368	1,182,479	95,632,045
	Lori Gobillot	404,594,870	3,825,944	1,234,340	95,632,045
	Mark W. Helderman	398,342,917	9,535,737	1,776,499	95,632,045
	Randall J. Larson	398,898,963	8,980,843	1,775,347	95,632,045
	Pattye L. Moore	387,244,446	21,063,967	1,346,741	95,632,045
	Pierce H. Norton II	403,675,812	4,574,570	1,404,771	95,632,045
	Eduardo A. Rodriguez	380,823,626	27,117,319	1,714,207	95,632,045
	Gerald B. Smith	398,738,900	9,060,879	1,855,374	95,632,045
	Wayne T. Smith	403,854,205	4,027,668	1,773,280	95,632,045

	2. The appointment of PricewaterhouseCoopers LLP as independent auditor for the Company for the fiscal year ending December 31, 2024, was ratified by a majority of the votes cast as follows:

		Votes For	Votes Against	Abstain
		495,436,348	8,116,236	1,734,614

	3. The advisory vote on compensation paid to our named executive officers as disclosed in our Proxy Statement for the 2024 annual meeting, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by a majority of the votes cast as follows:

		Votes For	Votes Against	Abstain	Broker Non-Votes
		390,590,313	15,852,361	3,212,479	95,632,045

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	May 24, 2024	By:	/s/ Walter S. Hulse III
Walter S. Hulse III Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development

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